Exhibit 99.1

Unaudited Pro Forma Condensed Consolidated Financial Information

The following unaudited pro forma condensed consolidated financial information is based on the historical financial statements of Red Rock Resorts, Inc. (the “Company” or “Red Rock”) and adjusted to give effect to the disposition (the “Sale”) of RRR Palms LLC (“Palms”), pursuant to an interest purchase agreement by and among the Company’s subsidiary, Station Casinos LLC (“Station” or “Seller”), Palms, SMGHA Nevada, LLC (the “Buyer”) and Yuhaviatam, LLC as the guarantor of Buyer’s obligations (the “Interest Purchase Agreement”). The unaudited pro forma condensed consolidated balance sheet as of September 30, 2021 has been prepared as if the Sale occurred on September 30, 2021. The unaudited pro forma condensed consolidated statement of income for the nine months ended September 30, 2021 and the unaudited pro forma condensed consolidated statement of operations for the year ended December 31, 2020 have been prepared as if the Sale occurred on January 1, 2020.

The Company’s historical financial statements were prepared in accordance with accounting principles generally accepted in the United States (“GAAP”), and the unaudited pro forma condensed consolidated financial information herein has been prepared by the Company pursuant to the rules and regulations of the Securities and Exchange Commission. Unaudited transaction accounting adjustments included for the Sale consist of those necessary for its accounting. Assumptions and estimates underlying the unaudited transaction accounting adjustments were made by management as of the date of this Current Report on Form 8-K and are described in the accompanying notes, which should be read in conjunction with the unaudited pro forma condensed consolidated financial information. Management believes the adjustments reflected in the pro forma amounts herein are reasonable and necessary to present fairly the pro forma balance sheet and results of operations as of and for the periods indicated.

The unaudited pro forma condensed consolidated financial information does not purport to reflect what the Company’s consolidated financial position or results of operations would have been had the Sale been completed as of the dates indicated, nor is it necessarily useful in projecting future consolidated financial position or results of operations. Actual results may differ significantly from the pro forma amounts shown herein for a variety of reasons, including, but not limited to, differences between estimates and actual amounts. The unaudited pro forma condensed consolidated financial information should be read in conjunction with the Company’s historical financial statements and notes, including those in the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2021 and the Company’s Annual Report on Form 10-K for the year ended December 31, 2020.

RED ROCK RESORTS, INC.

PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

AS OF SEPTEMBER 30, 2021

(amounts in thousands, except share data)

(unaudited)

	As Reported	Adjustments	Notes		Pro Forma
ASSETS
Current assets:
Cash and cash equivalents	$89,925	$641,175	(a	)	$731,100
Receivables, net	32,467	(1,387)	(b	)	31,080
Inventories	11,475	—			11,475
Prepaid gaming tax	30,437	—			30,437
Prepaid expenses and other current assets	28,761	—			28,761
Assets held for sale	656,628	(644,028)	(c	)	12,600

Total current assets	849,693	(4,240)			845,453
Property and equipment, net of accumulated depreciation of $1,147,196	1,995,977	—			1,995,977
Goodwill	195,676	—			195,676
Intangible assets, net of accumulated amortization of $16,722	87,578	—			87,578
Land held for development	262,693	—			262,693
Investments in joint ventures	6,147	—			6,147
Native American development costs	29,942	—			29,942
Other assets, net	74,303	—			74,303

Total assets	$3,502,009	$(4,240)			$3,497,769

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$20,474	$—			$20,474
Accrued interest payable	11,235	—			11,235
Other accrued liabilities	166,247	1,974	(b	)	168,221
Liabilities related to assets held for sale	3,091	(3,091)	(c	)	—
Current portion of long-term debt	25,910	—			25,910

Total current liabilities	226,957	(1,117)			225,840
Long-term debt, less current portion	2,617,009	—			2,617,009
Other long-term liabilities	39,153	—			39,153
Payable pursuant to tax receivable agreement	28,035	—			28,035

Total liabilities	2,911,154	(1,117)			2,910,037

Commitments and contingencies
Stockholders’ equity:
Preferred stock, par value $0.01 per share, 100,000,000 shares authorized; none issued and outstanding	—	—			—
Class A common stock, par value $0.01 per share, 500,000,000 shares authorized; 68,696,282 shares issued and outstanding	687	—			687
Class B common stock, par value $0.00001 per share, 100,000,000 shares authorized; 45,985,804 shares issued and outstanding	1	—			1
Additional paid-in capital	286,360	—			286,360
Retained earnings	60,119	(3,217)	(d	)	56,902
Accumulated other comprehensive loss	(568)	—			(568)

Total Red Rock Resorts, Inc. stockholders’ equity	346,599	(3,217)			343,382
Noncontrolling interest	244,256	94	(e	)	244,350

Total stockholders’ equity	590,855	(3,123)			587,732

Total liabilities and stockholders’ equity	$3,502,009	$(4,240)			$3,497,769

See accompanying notes to these unaudited pro forma condensed consolidated financial statements.

RED ROCK RESORTS, INC.

PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2021

(amounts in thousands, except per share data)

(unaudited)

	As Reported	Adjustments	Notes		Pro Forma
Operating revenues:
Casino	$853,133	$(411)	(f	)	$852,722
Food and beverage	176,551	(444)	(f	)	176,107
Room	100,613	(9,725)	(f	)	90,888
Other	56,267	(4,180)	(f	)	52,087
Management fees	8,981	—			8,981

Net revenues	1,195,545	(14,760)			1,180,785

Operating costs and expenses:
Casino	204,501	782	(f	)	205,283
Food and beverage	141,844	(411)	(f	)	141,433
Room	40,863	(7,406)	(f	)	33,457
Other	18,102	(426)	(f	)	17,676
Selling, general and administrative	255,602	(14,611)	(f	)	240,991
Depreciation and amortization	124,440	(17,024)	(f	)	107,416
Write-downs and other charges, net	2,158	38	(f	)	2,196
Asset impairment	167,777	—	(g	)	167,777

	955,287	(39,058)			916,229

Operating income	240,258	24,298			264,556
Earnings from joint ventures	2,397	—			2,397

Operating income and earnings from joint ventures	242,655	24,298			266,953

Other expense:
Interest expense, net	(78,192)	—			(78,192)
Loss on extinguishment of debt	(8,140)	—			(8,140)
Change in fair value of derivative instruments	(215)	—			(215)
Other	(233)	—			(233)

	(86,780)	—			(86,780)

Income before income tax	155,875	24,298			180,173
Provision for income tax	(1,152)	(3,361)	(h	)	(4,513)

Net income	154,723	20,937			175,660
Less: net income attributable to noncontrolling interests	61,539	9,593	(j	)	71,132

Net income attributable to Red Rock Resorts, Inc.	$93,184	$11,344			$104,528

Earnings per common share:
Earnings per share of Class A common stock, basic	$1.33				$1.49
Earnings per share of Class A common stock, diluted	$1.21				$1.37
Weighted-average common shares outstanding:
Basic	69,988				69,988
Diluted	117,232				117,232

See accompanying notes to these unaudited pro forma condensed consolidated financial statements.

RED ROCK RESORTS, INC.

PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2020

(amounts in thousands, except per share data)

(unaudited)

	As Reported	Adjustments	Notes		Pro Forma
Operating revenues:
Casino	$764,255	$(14,649)	(f	)	$749,606
Food and beverage	192,899	(17,263)	(f	)	175,636
Room	87,035	(16,992)	(f	)	70,043
Other	56,279	(7,663)	(f	)	48,616
Management fees	81,977	—			81,977

Net revenues	1,182,445	(56,567)			1,125,878

Operating costs and expenses:
Casino	232,939	(12,713)	(f	)	220,226
Food and beverage	195,963	(20,688)	(f	)	175,275
Room	49,363	(11,496)	(f	)	37,867
Other	23,034	(3,143)	(f	)	19,891
Selling, general and administrative	324,644	(28,764)	(f	)	295,880
Depreciation and amortization	231,391	(70,600)	(f	)	160,791
Write-downs and other charges, net	36,537	(7,102)	(f	)	29,435
Tax receivable agreement liability adjustment	(15)	—			(15)

	1,093,856	(154,506)			939,350

Operating income	88,589	97,939			186,528
Earnings from joint ventures	1,097	—			1,097

Operating income and earnings from joint ventures	89,686	97,939			187,625

Other (expense) income:
Interest expense, net	(128,465)	—			(128,465)
Gain on extinguishment/modification of debt, net	240	—			240
Change in fair value of derivative instruments	(21,590)	—			(21,590)
Other	(333)	—			(333)

	(150,148)	—			(150,148)

(Loss) income before income tax	(60,462)	97,939			37,477
Provision for income tax	(114,081)	—	(i	)	(114,081)

Net loss	(174,543)	97,939			(76,604)
Less: net (loss) income attributable to noncontrolling interests	(24,146)	39,113	(j	)	14,967

Net loss attributable to Red Rock Resorts, Inc.	$(150,397)	$58,826			$(91,571)

Loss per common share:
Loss per share of Class A common stock, basic and diluted	$(2.13)				$(1.30)
Weighted-average common shares outstanding:
Basic and diluted	70,542				70,542

See accompanying notes to these unaudited pro forma condensed consolidated financial statements.

RED ROCK RESORTS, INC.

NOTES TO PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

(UNAUDITED)

1.	Basis of Pro Forma Presentation

The accompanying unaudited pro forma condensed consolidated financial statements have been prepared by the Company in accordance with the rules and regulations of the Securities and Exchange Commission, and they include the historical condensed consolidated financial statements of the Company, adjusted via pro forma adjustments to give effect to the Sale of Palms. They do not necessarily indicate what the Company’s consolidated financial position or results of operations would have been had the Sale been completed as of the date or beginning of the periods presented. Actual results may differ significantly from the pro forma amounts shown herein due to various reasons.

In the opinion of management, all pro forma adjustments are reasonable and necessary for a fair presentation of the pro forma results for the indicated periods. The unaudited pro forma condensed consolidated financial information should be read in conjunction with the Company’s historical financial statements and notes, including those in the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2021 and the Company’s Annual Report on Form 10-K for the year ended December 31, 2020.

2.	Pro Forma Adjustments

(a)	Represents the cash proceeds from the Sale of $650.0 million, less $8.8 million for transaction costs and working capital adjustments.

(b)	Represents a reduction of income tax receivable and an increase to income tax payable arising from the Sale of Palms, which resulted in a taxable gain.

(c)	Represents the elimination of assets and liabilities held for sale related to Palms as of September 30, 2021.

(d)	Represents the effect on Red Rock Resorts, Inc. stockholders’ equity of the adjustments described in notes (a) through (c) above.

(e)	Represents the effect on noncontrolling interest of the adjustments described in notes (a) and (c) above.

(f)	Represents the elimination of revenue and related operating costs and expenses related to Palms.

(g)	No adjustment has been made to the asset impairment charge arising from the Sale of Palms as of December 17, 2021.

(h)	Represents income tax expense for the nine months ended September 30, 2021 arising from the Sale of Palms, which resulted in a taxable gain.

(i)

Represents the recognition of no income tax expense for the year ended December 31, 2020 as a result of the Sale of Palms. The Company had sufficient federal net operating loss carryforwards to offset tax on the gain from the Sale.

(j)	Represents the effect of the adjustments described in note (f) above on net income or loss attributable to noncontrolling interests.